Exhibit 10.50





                                  $3,000,000.00


                                   AMENDMENT NO. 3

                                       TO

                           LOAN AND SECURITY AGREEMENT

                       originally dated as of February 18, 1998

                                  by and among

                                PHC OF MICHIGAN, INC.
                                  PHC OF UTAH, INC.
                                PHC OF VIRGINIA, INC.

                           (collectively, "Borrower")

                                       and

                           HELLER HEALTHCARE FINANCE, INC.
                               f/k/a HCFP FUNDING, INC.

                                   ("Lender")




                         Amended as of December 6, 2001

                    AMENDMENT NO. 3 TO LOAN AND SECURITY AGREEMENT


THIS AMENDMENT NO. 3 TO LOAN AND SECURITY AGREEMENT (this "Amendment") is made as of this 5th day of December, 2001, by and among PHC OF MICHIGAN, INC., a Massachusetts corporation ("PHCMI"), PHC OF VIRGINIA, INC., a Massachusetts corporation ("PHCVA") and PHC OF UTAH, INC., a Massachusetts corporation ("PHCU" and, collectively with PHCMI, the "Borrower"), and HELLER HEALTHCARE FINANCE, INC. f/k/a HCFP FUNDING, INC., a Delaware corporation ("Lender").

                                    RECITALS

WHEREAS, pursuant to that certain Loan and Security Agreement dated as of February 18, 1998 (as previously amended by that certain Amendment No. 1 to Loan and Security Agreement dated as of February 17, 2000, that certain Amendment No. 2 to Loan and Security Agreement dated May __, 2001, as amended hereby and as it may be further amended, modified and restated from time to time, collectively, the "Loan Agreement") by and among Lender, Borrower, PHCVA, PHC of Rhode Island, Inc. and Pioneer Counseling of Virginia, Inc., Lender agreed to make available to Borrower a revolving credit loan (the "Loan"); and

WHEREAS, Borrower and Lender desire, among other things, to extend the initial Term (as defined below) of the Loan Agreement and to make certain other changes to the Loan Agreement identified herein.

NOW, THEREFORE, in consideration of the foregoing, the terms and conditions set forth in this Amendment, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Lender and Borrower hereby agree as follows:

     Section 1. Definitions. Unless otherwise defined in this Amendment, all capitalized terms shall have the meanings assigned to such terms in the Loan Agreement.

     Section 2. Extension of Term of Loan Agreement. On and as of the Effective Date, the initial Term of the Loan Agreement shall be extended from February 18, 2003 to November 30, 2004.

     Section 3. Amendments to Loan Agreement. On the Effective Date, the Loan Agreement shall be modified as follows:

     (a) Section 1.42 of the Loan Agreement shall be modified by deleting the "or" before subparagraph (p) thereof, and by deleting the "." at the end of subparagraph (p) thereof and replacing it with a new subparagraph (q) as follows:

          "or  (q) the Account is an Account of PHCVA."

     (b)  New Section 1.46 shall be added to the Loan Agreement as follows:

     "Section 1.46. Termination Fee. "Termination Fee " shall mean a fee payable upon termination of the Agreement, as yield maintenance for the loss of bargain and not as a penalty, equal to (a) if the date of notice of a termination is on or before November 30, 2002, three percent (3%) of the Maximum Loan Amount, (b) if the date of a notice of termination is on or before November 30, 2003, two percent (2%) of the Maximum Loan Amount and (c) if the date of notice of termination is before November 30, 2004, one percent (1%) of the Maximum Loan Amount."

     (c)  INTENTIONALLY DELETED.

     (d) Section 2.1(d) of the Loan Agreement shall be amended to add the following new sentence at the end of such subsection:

"At Borrower's request, and subject to the approval of Lender's credit committee in its sole discretion and so long as there is not then occurring or continuing any Event of Default or event which, with the giving of notice or lapse of time or both could constitute an Event of Default, Lender may elect to make advances under the Loan in excess of the Borrowing Base; provided that to the extent Lender makes any such advance to Borrower, any commitment fee charged by Lender with respect to any such advance shall be equal not more than two and one-half percent (2.5%) of the aggregate amount of such advance."

     (e) The second sentence of Section 2.3 of the Loan Agreement shall be amended and restated in its entirety to read as follows:

"Borrower shall ensure that all collections of Accounts are paid directly from Account Debtors into the Lockbox, and that all funds paid into the Lockbox (except, to the extent set forth below, for funds representing collections of Accounts or otherwise of PHCVA) are immediately transferred into a depository account maintained by Lender at Bank One Arizona, N.A. or First Union National Bank, N.A., as determined by Lender in its sole discretion and communicated to Borrower (the "Concentration Account"); provided that, notwithstanding the foregoing, (a) so long as no Event of Default is then occurring or continuing, Borrower shall be entitled, with respect to any funds representing collections of Accounts or otherwise of PHCVA, to direct the Lockbox Bank to promptly transfer such funds only back to PHCVA for use by PHCVA in its sole discretion, provided, that on the occurrence of any Event of Default, Borrower shall immediately instruct the Lockbox Bank that all collections of Accounts or otherwise of PHCVA shall, immediately as of the date of such notice to the Lockbox Bank and during the continuance of any such Event of Default shall be transferred into the Concentration Account, and (b) PHCVA shall be entitled to receive collections of Accounts directly from any of its Account Debtors, provided that PHCVA holds such collections of Accounts in trust for the benefit of Lender and immediately remits such collections, in the form received, to the Lockbox Bank, and, provided further, that so long as PHCVA complies with the requirements of the foregoing proviso with respect to collections of Accounts received by it directly, PHCVA shall not be in breach of the requirements of this Section 2.3."

     (f) Section 2.8(a) of the Loan Agreement shall be amended and restated in its entirety to read as follows:

          "(a) Subject to Lender's right to cease making Revolving Credit Loans to Borrower upon or after any Event of Default, this Agreement shall be in effect until November 30, 2004, and this Agreement shall automatically renew itself for one-year periods thereafter, unless terminated as provided in this Section 2.8."

     (g) Section 2.8(c) of the Loan Agreement shall be amended and restated in its entirety to read as follows:

"Upon at least thirty (30) days prior written notice to Lender, Borrower may terminate this Agreement prior to November 30, 2004, provided that, at the effective date of such termination, Borrower shall pay to Lender (in addition to the then outstanding principal, accrued interest and other Obligations owing under the terms of this Agreement and any other Loan Documents) as yield maintenance for the loss of bargain and not as a penalty, an amount equal to the applicable Termination Fee."

     Section 5. Fee. Lender hereby waives any requirement that Borrower pay to Lender a commitment or other fee in connection with the modifications to the Loan Agreement set forth in this Amendment.

     Section 6. Costs. Borrower shall be responsible for the payment of all costs of Lender incurred in connection with the preparation of this Amendment, including but not limited to the reasonable fees of Lender's in-house counsel.

     Section 7. Effective Date. The obligation of Lender to enter into and perform this Amendment and to continue to make Revolving Credit Loans under the Loan Agreement (as amended hereby) is subject to satisfaction of all of the following conditions precedent, in each case to Lender's sole satisfaction (the date of satisfaction of all of such conditions precedent to Lender's sole satisfaction, the "Effective Date"): . (a) Lender shall have received an original of this Amendment duly executed by an authorized officer of Borrower;

     (b) Lender shall have received that certain Consolidating Amended and Restated Secured Term Note duly executed by an authorized officer of Borrower (the "Consolidating Term Note");

     (c) Lender shall have received that certain Amended and Restated Consolidated Mortgage made by Borrower as mortgagor and Lender as mortgagee (the "Amended Mortgage") covering the real property commonly known as 35031 23 Mile Road, New Baltimore, Michigan 48047, which is more particularly described on Exhibit "A" to the Amended Mortgage (the "Real Property");

     (d) Lender shall have received that certain Third Amended And Restated Cross-Collateralization and Cross-Default Agreement duly executed by an authorized officer of Borrower;

     (v) (e) Lender shall have received all financing statements and other documents, certificates and agreements reasonably deemed necessary or appropriate by Lender to effectuate the transactions contemplated by this Amendment;

     (f) all representations, warranties and covenants contained in this Amendment, the Loan Agreement or the other Loan Documents or in the Consolidating Term Note or in any documents entered into in connection with the transactions contemplated by the Consolidating Term Note (collectively, the "Term Loan Documents") of, by or on behalf of Borrower shall be true and correct in all material respects; and

     (g) no Event of Default shall have occurred or be continuing under this Amendment, the Loan Agreement or the other Loan Documents, the Consolidating Term Note or the Term Loan Documents.

     Section 8. Reference to the Effect on the Loan Agreement.

     (a) Upon the effectiveness of this Amendment, each reference in the Loan Agreement to "this Agreement," "hereunder," "hereof," "herein" or words of similar import shall mean and be a reference to the Loan Agreement as amended by this Amendment.

     (b) Except as specifically amended above, the Loan Agreement, and all other Loan Documents, shall remain in full force and effect, and are hereby ratified and confirmed.

     (c) The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided in this Amendment, operate as a waiver of any right, power or remedy of Lender, nor constitute a waiver of any provision of the Loan Agreement, or any other documents, instruments and agreements executed or delivered in connection with the Loan Agreement.

     Section 9. Governing Law. This Amendment shall be governed by and construed in accordance with the laws of the State of Maryland without regard to any otherwise applicable conflicts of law principles.

     Section 10. Headings. Section headings in this Amendment are included for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

     Section 11. Counterparts. This Amendment may be executed in counterparts, and both counterparts taken together shall be deemed to constitute one and the same instrument.

     Section 12. Reaffirmation of Guaranty. Guarantor, by its signature below as such, for valuable consideration, the receipt and sufficiency of which are hereby acknowledged, hereby consents and joins in this Amendment and hereby declares to and agrees with Lender that its Guaranty of the Obligations is and shall continue in full force and effect for the benefit of Lender with respect to the Obligations, as amended by this Amendment, that there are no offsets, claims, counterclaims, crossclaims or defenses of the Guarantor with respect to the Guaranty nor, to the Guarantor's knowledge, with respect to the Obligations, that the Guaranty is not released, diminished or impaired in any way by this Amendment or the transactions contemplated hereby, and that the Guaranty is hereby ratified and confirmed in all respects. Guaranty hereby acknowledges that without the foregoing consent and reaffirmation, Lender would not execute this Amendment or otherwise consent to its terms.





                               [SIGNATURES FOLLOW]

IN WITNESS WHEREOF, the parties have caused this Amendment No. 3 to Loan and Security Agreement to be executed as of the date first written above.

                                    LENDER:

                                    HELLER HEALTHCARE FINANCE, INC.
                                    f/k/a HCFP FUNDING, INC., a Delaware
                                    corporation


                                    By:  /s/  Brett Robinson
                                    Name:    Brett Robinson
                                    Title:      Vice President


                                    BORROWER:

                                    PHC OF MICHIGAN, INC., a Massachusetts
                                    corporation


                                    By:  /s/   Bruce A. Shear
                                    Name:     Bruce A. Shear
                                    Title: CEO

                                    PHC OF UTAH, INC., a Massachusetts
                                    corporation


                                    By:  /s/   Bruce A. Shear
                                    Name:     Bruce A. Shear
                                    Title: CEO


                                    PHC OF VIRGINIA, INC., a Massachusetts
                                    corporation


                                    By:  /s/   Bruce A. Shear
                                    Name:     Bruce A. Shear
                                    Title: CEO


                 [GUARANTOR'S ACKNOWLEDGEMENT SIGNATURE APPEARS
                                  ON NEXT PAGE]

GUARANTOR:

PHC, INC., a Massachusetts corporation

By:  /s/  Bruce A. Shear
Name:     Bruce A. Shear
Title:    CEO